Prospectus

October 29, 2010

T. Rowe Price

Institutional Africa & Middle East Fund (TRIAX)
Institutional Concentrated International Equity Fund (RPICX)
Institutional Emerging Markets Equity Fund (IEMFX)
Institutional Global Equity Fund (TRGSX)
Institutional Global Large-Cap Equity Fund (RPIGX)
Institutional International Core Equity Fund (TRCEX)
Institutional International Growth Equity Fund (PRFEX) (formerly
 Institutional Foreign Equity Fund)

A choice of global, international, and regional stock funds for investors seeking long-term capital growth by diversifying beyond U.S. borders.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

®

Table of Contents

1	Summary
	Institutional Africa & Middle East Fund	1
	Institutional Concentrated International Equity Fund	7
	Institutional Emerging Markets Equity Fund	11
	Institutional Global Equity Fund	16
	Institutional Global Large-Cap Equity Fund	21
	Institutional International Core Equity Fund	26
	Institutional International Growth Equity Fund	30

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	35
	Useful Information on Distributions and Taxes	39
	Transaction Procedures and Special Requirements	43

3	More About the Fund
	Organization and Management	47
	More Information About the Funds and Their Investment Risks	51
	Investment Policies and Practices	54
	Disclosure of Fund Portfolio Information	61
	Financial Highlights	61

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	67
	Opening a New Account	67
	Purchasing Additional Shares	69
	Exchanging and Redeeming Shares	69
	Rights Reserved by the Funds	70
	Information About Your Services	71

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Summary

T. Rowe Price Institutional Africa & Middle East Fund

Investment Objective

The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Annual fund operating expenses(expenses that you pay each year as apercentage of the value of your investment)
Management fee	1.00%
Other expenses	0.68%
Total annual fund operating expenses	1.68%

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$171	$530	$913	$1,987

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 121.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in African and Middle Eastern companies. The fund may purchase the stocks of companies of any size. The fund expects to make substantially all of its investments in common stocks, and participation notes ("P-notes") linked to common stocks, of companies located (or with primary operations) in the countries listed below, as well as others as their markets develop:

Primary Emphasis: Bahrain, Egypt, Jordan, Kenya, Kuwait, Lebanon, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, and United Arab Emirates.

Others: Algeria, Botswana, Ghana, Mauritius, Namibia, Tunisia, and Zimbabwe.

The fund is "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund. The fund`s portfolio is expected to be composed of investments in about 25 to 50 different companies, although the number could vary depending on market conditions. The fund may make substantial investments (at times more than 25% of total assets) in telephone or banking companies in various African and Middle Eastern countries.

While the fund invests with an awareness of the outlook for industry sectors and individual countries within the region, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

  leading or improving market position;

  attractive business niche;

  attractive or improving franchise or industry position;

  seasoned management;

  stable or improving earnings and/or cash flow; and

  sound or improving balance sheet.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

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  The fund may also invest, to a limited extent, in derivatives such as futures and forward foreign currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect the fund`s holdings from unfavorable changes in foreign currency exchange rates.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

  Active management risk  The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

  Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S.

  Emerging markets risk  The risks of foreign investing are heightened for securities of companies in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging market securities are susceptible to illiquid trading markets, governmental interference, and restrictions on gaining access to sales proceeds.

  Credit and liquidity risks  To the extent the fund invests in P-notes, it is subject to certain risks in addition to the risks normally associated with a direct investment in the underlying foreign securities the P-note seeks to replicate. As the purchaser of a P-note, the fund is relying on the creditworthiness of the counterparty issuing the P-note and does not have the same rights under a P-note as it would as a shareholder of the under lying issuer. Therefore, if a counterparty becomes insolvent, the fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

  Geographic concentration risk  Because the fund concentrates its investments in a particular geographic region, the fund`s performance is closely tied to the social, political, and economic conditions within that region. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

  Nondiversification risk  As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single large holding of the fund could adversely affect fund performance more than if the fund were invested in a larger number of companies. The fund`s share price can be expected to fluctuate more than that of a comparable diversified fund.

  Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

  Derivatives risk  To the extent the fund invests in P-notes and futures, and forward foreign currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contract`s underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

  Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an

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  investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

  The fund`s return for the nine months ended 9/30/10 was 12.23%.

  Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	Since inception (4/30/08)
Institutional Africa & Middle East
Returns before taxes	27.65%	-31.81%
Returns after taxes on distributions	26.87	-32.08
Returns after taxes on distributions and sale of fund shares	18.12	-26.58
MSCI Arabian Markets and Africa Indexa	37.26	-18.95
S&P/IFCG Africa & Middle East Index (excluding Saudi Arabia and Israel)	29.02	-16.76
Combined Index Portfolio	31.20	-18.14

  a This new index represents the fund`s target regions better than the current S&P/IFCG Middle East & Africa Index (excluding Saudi Arabia and Israel).

  Combined Index Portfolio is an unmanaged linked portfolio composed of 100% S&P/IFCG Middle East & Africa Index (excluding Saudi Arabia and Israel) through 6/30/09, then 100% MSCI Arabian Markets and Africa Index (from 7/1/09 forward).

  Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

  Management

  Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

  Portfolio Manager  Joseph G. Rohm is Chairman of the fund`s Investment Advisory Committee. Mr. Rohm has been chairman of the committee since 2009 and he joined T. Rowe Price International in 2005.

  Purchase and Sale of Fund Shares

  The fund generally requires a $1,000,000 minimum initial investment. There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums.

  You may purchase, redeem or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-638-8797 or by written request. If you hold shares through a financial intermediary, you must purchase, redeem and exchange shares through your intermediary.

  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

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  Summary

  T. Rowe Price Institutional Concentrated International Equity Fund

  Investment Objective

  The fund seeks long-term growth of capital through investments in stocks of non-U.S. companies.

  Fees and Expenses

  This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

  Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Annual fund operating expenses(expenses that you pay each year as apercentage of the value of your investment)
Management fee	0.65%
Other expenses	0.40%a
Total annual fund operating expenses	1.05%
Fee waiver/expense reimbursement	0.30%b
Total annual fund operating expenses after fee waiver/expense reimbursement	0.75%b

  aOther expenses are estimated.

  bTo limit the fund`s expenses during its initial period of operations, T. Rowe Price International, Inc. agreed (through February 28, 2013) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund`s ratio of expenses to average net assets to exceed 0.75%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price International, Inc. by the fund whenever the fund`s expense ratio is below 0.75%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.75%.

  Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$77	$253

  Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. The fund`s portfolio turnover rate for the initial period of operations may exceed 100%.

  Investments, Risks, and Performance

  Principal Investment Strategies  The fund expects to invest substantially all of its assets in stocks of companies located outside the U.S. Under normal conditions, the fund will invest at least 80% of its net assets in stocks of non-U.S. companies and no more than 15% of its net assets will be invested in stocks of companies in emerging markets.

  The fund intends to invest in a relatively small number of holdings. Its portfolio is expected to be composed of investments in about 40 to 60 different stocks, although the number could vary depending on market conditions. The fund is "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund.

  While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

  The fund may purchase the stocks of companies of any size and does not emphasize either a growth or value bias in selecting investments. Securities will be selected that in the investment adviser`s view have the most favorable combination of company fundamentals, earnings potential, and relative valuation.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  The fund may also invest, to a limited extent, in derivatives such as futures and forward foreign currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect the fund`s holdings from unfavorable changes in foreign currency exchange rates.

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  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

  Active management risk  The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

  Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

  Nondiversification risk  As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single large holding of the fund could adversely affect fund performance more than if the fund were invested in a larger number of companies. The fund`s share price can be expected to fluctuate more than that of a comparable diversified fund.

  Derivatives risk  To the extent the fund uses futures and foreign currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contract`s underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

  Performance  Because the fund commenced operations in 2010, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

  Current performance is available through troweprice.com or may be obtained by calling 1-800-638-8790.

  Management

  Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

  Portfolio Manager  Federico Santilli is Chairman of the fund`s Investment Advisory Committee. Mr. Santilli has been chairman of the committee since the fund`s inception in 2010 and he joined T. Rowe Price International in 2001.

  Purchase and Sale of Fund Shares

  The fund generally requires a $1,000,000 minimum initial investment. There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums.

  You may purchase, redeem or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-638-8797 or by written request. If you hold shares through a financial intermediary, you must purchase, redeem and exchange shares through your intermediary.

  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

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  Summary

  T. Rowe Price Institutional Emerging Markets Equity Fund

  Investment Objective

  The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

  Fees and Expenses

  This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

  Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.10%
Other expenses	0.00%
Total annual fund operating expenses	1.10%

  Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$112	$350	$606	$1,340

  Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 43.5% of the average value of its portfolio.

  Investments, Risks, and Performance

  Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in emerging market companies. The fund may purchase the stocks of companies of any size. The fund expects to make substantially all of its investments in common stocks of companies located (or with primary operations) in emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. The fund considers the following countries to be emerging markets (others maybe added):

  Asia: China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam.

  Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.

  Europe: Croatia, Czech Republic, Estonia, Hungary, Kazakhstan, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, and Ukraine.

  Africa and the Middle East: Bahrain, Botswana, Egypt, Israel, Jordan, Kenya, Kuwait, Lebanon, Mauritius, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, Tunisia, United Arab Emirates, and Zimbabwe.

  While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

  Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

  In selecting investments, the fund generally favors companies with one or more of the following characteristics:

  leading or improving market position;

  attractive business niche;

  attractive or improving franchise or industry position;

  seasoned management;

  stable or improving earnings and/or cash flow; and

  sound or improving balance sheet.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  T. Rowe Price12

  The fund may also invest, to a limited extent, in derivatives such as futures and forward foreign currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect the fund`s holdings from unfavorable changes in foreign currency exchange rates.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

  Active management risk  The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

  Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S.

  Emerging markets risk  The risks of foreign investing are heightened for securities of companies in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging market securities are susceptible to illiquid trading markets, governmental interference, and restrictions on gaining access to sales proceeds.

  Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

  Derivatives risk  To the extent the fund uses futures and foreign currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contract`s underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

  Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

  The fund`s return for the nine months ended 9/30/10 was 12.28%.

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  Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	Since inception (10/31/02)
Institutional Emerging Markets Equity Fund
Returns before taxes	86.38%	13.63%	20.09%
Returns after taxes on distributions	86.42	12.79	19.37
Returns after taxes on distributions and sale of fund shares	56.56	12.00	18.14
MSCI Emerging Markets Index	79.02	15.88	22.37
Lipper Emerging Markets Funds Average	75.74	13.17	20.24

  Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

  Management

  Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

  Portfolio Manager  Gonzalo Pangaro is Chairman of the fund`s Investment Advisory Committee. Mr. Pangaro has been chairman of the committee since 2009 and he joined T. Rowe Price International in 1998.

  Purchase and Sale of Fund Shares

  The fund generally requires a $1,000,000 minimum initial investment. There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums.

  You may purchase, redeem or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-638-8797 or by written request. If you hold shares through a financial intermediary, you must purchase, redeem and exchange shares through your intermediary.

  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

  Summary

  T. Rowe Price Institutional Global Equity Fund

  Investment Objective

  The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

  Fees and Expenses

  This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

  Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Annual fund operating expenses(expenses that you pay each year as apercentage of the value of your investment)
Management fee	0.65%
Other expenses	0.24%
Total annual fund operating expenses	0.89%

  Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$91	$284	$493	$1,096

  Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 91.1% of the average value of its portfolio.

  Investments, Risks, and Performance

  Principal Investment Strategies  The fund will diversify broadly by investing in a variety of industries in developed and, to a lesser extent, emerging markets. The fund will normally invest in at least five countries, one of which will be the U.S. Under normal conditions, at least 40% of the fund`s net assets will be invested in companies outside the U.S. (at least 30% of its net assets will be invested in companies outside the U.S. if foreign market conditions are not favorable). Although the fund can purchase stocks without regard to a company`s market capitalization (shares outstanding multiplied by share price), investments will generally be in large- and medium-sized companies. The percentage of assets invested in U.S. and foreign stocks will normally be at least 80% of net assets and will vary over time according to the manager`s outlook.

  While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

  Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

  In selecting investments, the fund generally favors companies with one or more of the following characteristics:

  leading or improving market position;

  attractive business niche;

  attractive or improving franchise or industry position;

  seasoned management;

  stable or improving earnings and/or cash flow; and

  sound or improving balance sheet.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  The fund may also invest, to a limited extent, in derivatives such as futures and forward foreign currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect the fund`s holdings from unfavorable changes in foreign currency exchange rates.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

  Active management risk  The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

  Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid trading markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

  Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

  Derivatives risk  To the extent the fund uses futures and foreign currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contract`s underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

  Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

  T. Rowe Price18

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

  The fund`s return for the nine months ended 9/30/10 was 4.26%.

  Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	Since inception (6/30/06)
Institutional Global Equity Fund
Returns before taxes	43.57	-2.16
Returns after taxes on distributions	43.37	-2.65
Returns after taxes on distributions and sale of fund shares	28.58	-2.05
MSCI All Country World Index	35.41	0.25
Lipper Global Large-Cap Growth Funds Average	33.79	-1.57

  Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

  Management

  Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

  Portfolio Manager  Robert N. Gensler is Chairman of the fund`s Investment Advisory Committee. Mr. Gensler has been chairman of the committee since 2005. He joined T. Rowe Price Associates, Inc. in 1993 and he joined T. Rowe Price International in 2005.

  Purchase and Sale of Fund Shares

  The fund generally requires a $1,000,000 minimum initial investment. There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums.

  You may purchase, redeem or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-638-8797 or by written request. If you hold shares through a financial intermediary, you must purchase, redeem and exchange shares through your intermediary.

  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

  T. Rowe Price20

  Summary

  T. Rowe Price Institutional Global Large-Cap Equity Fund

  Investment Objective

  The fund seeks long-term growth of capital through investments primarily in the common stocks of large-cap companies throughout the world, including the U.S.

  Fees and Expenses

  This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

  Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Annual fund operating expenses(expenses that you pay each year as apercentage of the value of your investment)
Management fee	0.65%
Other expenses	3.21%
Total annual fund operating expenses	3.86%

  Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$388	$1,178	$1,986	$4,087

  Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 128.5% of the average value of its portfolio.

  Investments, Risks, and Performance

  Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in stocks of large-cap companies. Under normal conditions, the fund will invest in at least five countries and at least 40% of its net assets will be invested in large-cap companies outside the U.S. (at least 30% of its net assets will be invested in large-cap companies outside the U.S. if foreign market conditions are not favorable).

  The fund defines a large-cap company as one whose market capitalization (number of shares outstanding multiplied by share price) falls within or above the applicable range for companies included in the MSCI All Country World Large-Cap Index. The fund`s and MSCI Barra`s definition of a large-cap company depends on whether the company is located in a developed market or an emerging market. As of December 31, 2009, the Index`s market capitalization range for large-cap companies in developed markets was approximately $3.1 billion to $323.7 billion, and the market capitalization range for large-cap companies in emerging markets was approximately $2.2 billion to $353.1 billion.The fund also relies on MSCI Barra to classify a particular country as developed or emerging. The market capitalization of the companies in the fund`s portfolio and the Index changes over time; the fund will not automatically sell or cease to purchase stock of a company it already owns just because the company`s market capitalization falls below the range of the Index.

  While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

  Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

  In selecting investments, the fund generally favors companies with one or more of the following characteristics:

  leading or improving market position;

  attractive business niche;

  attractive or improving franchise or industry position;

  seasoned management;

  stable or improving earnings and/or cash flow; and

  sound or improving balance sheet.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  T. Rowe Price22

  The fund may also invest, to a limited extent, in derivatives such as futures and forward foreign currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect the fund`s holdings from unfavorable changes in foreign currency exchange rates.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

  Active management risk  The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

  Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid trading markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

  Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

  Derivatives risk  To the extent the fund uses futures and foreign currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contract`s underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

  Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

  The fund`s return for the nine months ended 9/30/10 was 5.57%.

  T. Rowe Price24

  Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	Since inception (10/27/08)
Institutional Global Large-Cap Equity Fund
Returns before taxes	50.15%	66.27%
Returns after taxes on distributions	46.65	62.46
Returns after taxes on distributions and sale of fund shares	32.81	54.48
MSCI All Country World Large Capital Gross	33.95	49.48

  Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

  Management

  Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

  Portfolio Manager  R. Scott Berg is Chairman of the fund`s Investment Advisory Committee. Mr. Berg has been chairman of the committee since the fund`s inception in 2008 and he joined T. Rowe Price International in 2002.

  Purchase and Sale of Fund Shares

  The fund generally requires a $1,000,000 minimum initial investment. There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums.

  You may purchase, redeem or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-638-8797 or by written request. If you hold shares through a financial intermediary, you must purchase, redeem and exchange shares through your intermediary.

  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

  Summary

  T. Rowe Price Institutional International Core Equity Fund

  Investment Objective

  The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

  Fees and Expenses

  This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

  Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Annual fund operating expenses(expenses that you pay each year as apercentage of the value of your investment)
Management fee	0.65%
Other expenses	0.37%a
Total annual fund operating expenses	1.02%
Fee waiver/expense reimbursement	0.27%b
Total annual fund operating expenses after fee waiver/expense reimbursement	0.75%b

  aOther expenses are estimated.

  bTo limit the fund`s expenses during its initial period of operations, T. Rowe Price International, Inc. agreed (through February 28, 2013) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund`s ratio of expenses to average net assets to exceed 0.75%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price International, Inc. by the fund whenever the fund`s expense ratio is below 0.75%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.75%.

  Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$77	$259

  Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. The fund`s portfolio turnover rate for the initial period of operations may exceed 100%.

  Investments, Risks, and Performance

  Principal Investment Strategies  The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among developed and, to a lesser extent, emerging countries throughout the world. The fund will invest primarily (at least 65% of total assets) in the stocks of large companies that have attractive prospects for capital appreciation. Normally, at least 80% of the fund`s net assets will be invested in non-U.S. stocks.

  The fund takes a core approach to investing, which provides some exposure to both growth and value styles of investing. The fund relies on a global research team to search for particularly promising stocks throughout developed and, to a lesser extent, emerging markets. Securities will be selected that in our view have the most favorable combination of company fundamentals, earnings potential, and valuation.

  In selecting investments, the fund generally favors companies with one or more of the following characteristics:

  attractive business niche with potential for earnings growth;

  attractive valuation relative to the company`s peers or its own historical norm;

  technological leadership or proprietary advantages;

  seasoned management;

  healthy balance sheet; and

  potential to grow dividends or conduct share repurchases.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  The fund may also invest, to a limited extent, in derivatives such as futures and forward foreign currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect the fund`s holdings from unfavorable changes in foreign currency exchange rates.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

  Active management risk  The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

  Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

  Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. Because the fund holds stocks with both growth and value characteristics, it could underperform other stock funds that take a strictly growth or value approach to investing when one style is currently in favor. Growth stocks tend to be more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

  Derivatives risk  To the extent the fund uses futures and foreign currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contract`s underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

  Performance  Because the fund commenced operations in 2010, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

  T. Rowe Price28

  Current performance is available through troweprice.com or may be obtained by calling 1-800-638-8790.

  Management

  Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

  Portfolio Manager  Raymond A. Mills, Ph.D. is Chairman of the fund`s Investment Advisory Committee. Mr. Mills has been chairman of the committee since the fund`s inception in 2010 and he joined T. Rowe Price International in 2000.

  Purchase and Sale of Fund Shares

  The fund generally requires a $1,000,000 minimum initial investment. There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums.

  You may purchase, redeem or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-638-8797 or by written request. If you hold shares through a financial intermediary, you must purchase, redeem and exchange shares through your intermediary.

  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

  Summary

  T. Rowe Price Institutional International Growth Equity Fund

  Investment Objective

  The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

  Fees and Expenses

  This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

  Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%
Annual fund operating expenses(expenses that you pay each year as apercentage of the value of your investment)
Management fee	0.70%
Other expenses	0.64%
Total annual fund operating expenses	1.34%
Fee waiver/expense reimbursement	0.59%a
Total annual fund operating expenses after fee waiver/expense reimbursement	0.75%a

  aEffective November 1, 2009, T. Rowe Price International, Inc. agreed (through February 29, 2012) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund`s ratio of expenses to average net assets to exceed 0.75%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price International, Inc. by the fund whenever the fund`s expense ratio is below 0.75%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.75%.

  Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$77	$346	$658	$1,543

  Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 61.4% of the average value of its portfolio.

  Investments, Risks, and Performance

  Principal Investment Strategies  The fund expects to invest substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. The fund may purchase the stocks of companies of any size, but its focus will typically be on large-sized companies and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

  While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

  Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

  In selecting investments, the fund generally favors companies with one or more of the following characteristics:

  leading or improving market position;

  attractive business niche;

  attractive or improving franchise or industry position;

  seasoned management;

  stable or improving earnings and/or cash flow; and

  sound or improving balance sheet.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  The fund may also invest, to a limited extent, in derivatives such as futures and forward foreign currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect the fund`s holdings from unfavorable changes in foreign currency exchange rates.

  Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

  Active management risk  The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

  Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

  Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

  Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

  Derivatives risk  To the extent the fund uses futures and foreign currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contract`s underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

  Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

  T. Rowe Price32

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

  Performance for the periods shown reflect the performance of the fund while it was named the T. Rowe Price Institutional Foreign Equity Fund. The T. Rowe Price Institutional Foreign Equity Fund was renamed the T. Rowe Price Institutional International Growth Equity Fund on June 1, 2010.

  The fund`s return for the nine months ended 9/30/10 was 6.79%.

  Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
Institutional Foreign Equity Fund
Returns before taxes	51.17%	3.98%	-0.18%
Returns after taxes on distributions	50.87	3.71	-0.66
Returns after taxes on distributions and sale of fund shares	34.00	3.45	-0.28
MSCI All Country World ex-USA Index	42.14	6.30	3.12
Lipper International Large-Cap Growth Funds Average	33.44	4.21	0.43

  Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

  Management

  Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

  Investment Subadviser  T. Rowe Price Global Investment Services Limited (Global Investment Services).

  Portfolio Manager  Robert W. Smith is Chairman of the fund`s Investment Advisory Committee. Mr. Smith has been chairman of the committee since 2007. He joined T. Rowe Price Associates, Inc. in 1992 and he joined T. Rowe Price International in 2007.

  Purchase and Sale of Fund Shares

  The fund generally requires a $1,000,000 minimum initial investment. There is no minimum for subsequent purchases. If you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums.

  You may purchase, redeem or exchange shares of the fund on any day the New York Stock Exchange is open for business by calling 1-800-638-8797 or by written request. If you hold shares through a financial intermediary, you must purchase, redeem and exchange shares through your intermediary.

  Tax Information

  Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

  T. Rowe Price34

  As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all institutional funds in the T. Rowe Price family of funds.

  Pricing Shares and Receiving Sale Proceeds

  How and When Shares Are Priced

  The share price (also called "net asset value") for all funds is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the net asset value, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security by taking into account factors that have been approved by the fund`s Board of Directors. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

  2

  Information About Accounts in T. Rowe Price Funds

  The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form.

  How Your Purchase, Sale, or Exchange Price Is Determined

  If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s net asset value. If we receive it after 4 p.m. ET, it will be priced at the next business day`s net asset value.

  The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions.

  Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the net asset value next computed after receipt by the intermediary. Contact your intermediary for trade deadlines and the applicable policies for purchasing, selling, or exchanging your shares, as well as initial and subsequent investment minimums. The intermediary may charge a fee for its services.

  When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

  Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and accepted prior to the time the New York Stock Exchange closes to be priced at that business day`s net asset value.

  How You Can Receive the Proceeds From a Sale

  When filling out the New Account Form, you may wish to give your organization the widest range of options for receiving proceeds from a sale.

  If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House transfer or bank wire. Automated Clearing House is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by Automated Clearing

  T. Rowe Price36

  House transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  If for some reason we cannot accept your request to sell shares, we will contact you.

  Contingent Redemption Fee

  Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:

T. Rowe Price Institutional Funds With Redemption Fees
Fund	Redemption fee	Holding period
Institutional Africa & Middle East	2%	90 days or less
Institutional Concentrated International Equity	2%	90 days or less
Institutional Emerging Markets Bond	2%	90 days or less
Institutional Emerging Markets Equity	2%	90 days or less
Institutional Floating Rate	1%	90 days or less
Institutional Global Equity	2%	90 days or less
Institutional Global Large-Cap Equity	2%	90 days or less
Institutional High Yield	1%	90 days or less
Institutional International Bond	2%	90 days or less
Institutional International Core Equity	2%	90 days or less
Institutional International Growth Equity	2%	90 days or less

  Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

  Computation of Holding Period

  When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold on or before the end of the required holding period. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.

  Transactions Not Subject to Redemption Fees

  The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:

  1.Shares redeemed via an automated, systematic withdrawal plan;

  2.Shares redeemed through or used to establish certain rebalancing or asset allocation programs or fund-of-funds products, if approved in writing by T. Rowe Price;

  3.Shares purchased by the reinvestment of dividends or capital gain distributions;*

  4.Shares converted from one share class to another share class of the same fund;*

  5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);

  6.Shares purchased by rollover and changes of account registration within the same fund;*

  7.Shares redeemed to return an excess contribution in an individual retirement account;

  8.Shares of T. Rowe Price funds purchased by certain other T. Rowe Price funds or accounts managed by T. Rowe Price (please note that other shareholders of the T. Rowe Price fund are still subject to the policy);

  9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;* and

  10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.

  *Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.

  Redemption Fees on Shares Held in Retirement Plans

  If shares are held in a retirement plan, redemption fees will generally be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending

  T. Rowe Price38

  on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.

  Omnibus Accounts

  If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.

  Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

  Useful Information on Distributions and Taxes

  To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

  Dividends and Other Distributions

  Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

  Distributions not reinvested are paid by check or transmitted to your bank account via Automated Clearing House. If the U.S. Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

  The following table provides details on dividend payments:

  Dividend Payment Schedule (Continued)
Fund	Dividends
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
Stock funds	Must be a shareholder on the dividend record date.
Declared and paid annually, if any, generally in December.

  Bond fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your bond fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

  Capital Gain Payments

  A capital gain or loss is the difference between the purchase and sale price of a security.

  If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

  Tax Information

  You will be sent information for your tax filing needs in January.

  If you invest in the fund through a tax-deferred account, such as an individual retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

  If you invest in the fund through a taxable account, you will generally be subject to tax when:

  You sell fund shares, including an exchange from one fund to another.

  The fund makes a distribution to your account.

  T. Rowe Price40

  For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the bond funds is expected to qualify for this lower rate. You should also note that absent any legislative changes, the preferential tax treatment of qualified dividend income expires at the end of 2010.

  For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the bond funds is expected to qualify for this deduction.

  Taxes on Fund Redemptions

  When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

  In January, if applicable, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the Internal Revenue Service. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the Internal Revenue Service, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

  To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make and a year-end statement detailing all of your transactions in each fund account during the year.

  Taxes on Fund Distributions

  In January, if applicable, you will be sent a Form 1099-DIV, Form 1099-INT, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. Your bond fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

  The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

  If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

  Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

  If a fund invests in Build America Bonds, authorized by the American Recovery and Reinvestment Act of 2009, or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits are generally not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

  Tax Consequences of Hedging

  Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

  T. Rowe Price42

  Tax Consequences of Shareholder Turnover

  If the fund`s portfolio transactions result in a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the loss may be carried forward and used to offset future realized capital gains. However, its ability to carry forward such losses will be limited if the fund experiences an "ownership change" within the meaning of the Internal Revenue Code. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period.

  Because institutional funds may have only a few large shareholders, an ownership change can occur in the normal course of shareholder purchases and redemptions. The fund undertakes no obligation to avoid or prevent an ownership change. Moreover, because of circumstances beyond the fund`s control, there can be no assurance that the fund will not experience, or has not already experienced, an ownership change. An ownership change can reduce the fund`s ability to offset capital gains with losses, and as a result, increase the amount of taxable gains that could be distributed to shareholders.

  Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

  If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

  Transaction Procedures and Special Requirements

  Following these procedures helps assure timely and accurate transactions.

  Purchase Conditions

  Nonpayment  The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

  U.S. Dollars  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

  Large Sale (Redemption) Conditions  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind").  If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

  We also request that you give us three business days` notice for any redemption of $2 million or more.

  Excessive and Short-Term Trading

  T. Rowe Price may bar excessive and short-term traders from purchasing shares.

  Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors of the T. Rowe Price funds have adopted the following policies to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of these policies or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

  All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase followed by one sale or one sale followed by one purchase involving the same fund within any 90-day calendar period will violate the policy.

  All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

  A fund may, in its discretion, reject any purchase or exchange from a person whose trading activity could dilute the value of the fund`s shares, including trading by persons acting collectively (e.g., following the advice of a newsletter). Such persons may be barred from further purchases of T. Rowe Price funds either permanently or for a minimum of 90 calendar days.

  Omnibus Accounts  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make

  T. Rowe Price44

  this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder in accordance with the policy.

  Retirement Plans  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

  Exceptions to Policy  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

  Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price. In addition, transactions by certain T. Rowe Price funds in other T. Rowe Price funds, as well as certain transactions by approved accounts managed by T. Rowe Price, may also be exempt.

  T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or a third party intermediary has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you are trading your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

  There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

  Keeping Your Account Open

  To keep operating expenses lower, we ask you to maintain an account balance of at least $1 million. If your investment is below $1 million, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance. This could result in a taxable gain.

  Signature Guarantees

  A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

  You may need to obtain a signature guarantee in certain situations, such as:

  Written requests to redeem over $5,000,000 and wire the redemption proceeds to a bank account not on file;

  Remitting redemption proceeds to any person, address, or bank account not on record; or

  Changing the account registration or broker-dealer of record for an account.

  You should consult your T. Rowe Price Financial Institution Services representative for specific requirements.

  The signature guarantee must be obtained from a financial institution that is a participant in a Medallion Signature Guarantee program. You can obtain a Medallion Signature Guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion Signature Guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor`s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

  T. Rowe Price46

  Organization and Management

  How are the funds organized?

  T. Rowe Price Institutional International Funds, Inc. (the "corporation") was incorporated in Maryland in 1989. Currently, the corporation consists of nine series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  Shareholders benefit from T. Rowe Price`s 73 years of investment management experience.

  What is meant by "shares"?

  As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

  Each share and fractional share entitles the shareholder to:

  Receive a proportional interest in income and capital gain distributions.

  Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

  Do T. Rowe Price funds have annual shareholder meetings?

  The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

  Who runs the funds?

  General Oversight

  Each fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the funds` officers. At least 75% of Board members are independent of T. Rowe Price International.

  3

  More About the Funds

  All decisions regarding the purchase and sale of fund investments are made by T.x11 Rowe Price Internationalxd0 specifically by the funds` portfolio managers .

  Investment Adviser

  T. Rowe Price International is each fund`s investment adviser and oversees the selection of each fund`s investments and management of each fund`s portfolio. T. Rowe Price International is a Securities and Exchange Commission-registered investment adviser that provides investment management services to institutional investors around the world, and sponsors and serves as adviser and subadviser to U.S. and foreign investment companies and institutional separate accounts. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. As of Septemberx11 30, 2010, T. Rowe Price International managed $73.2 billion in foreign assets through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.

  T. Rowe Price International has entered into a subadvisory agreement with Global Investment Services under which Global Investment Services may trade Asian securities and make limited discretionary investment decisions on behalf of the International Growth Equity Fund. Global Investment Services is a Securities and Exchange Commission-registered investment adviser that provides investment management services to non-U.S. clients, and sponsors and serves as adviser to foreign collective investment schemes. Global Investment Services is headquartered in London and has several other global locations. The U.S. address for Global Investment Services is 100 East Pratt Street, Baltimore, Maryland 21202.

  Portfolio Management

  T. Rowe Price International has established an Investment Advisory Committee with respect to each fund. The committee chairman has day-to-day responsibility for managing the fund`s portfolio and works with the committee in developing and executing the fund`s investment program. The members of each advisory committee are listed below. The Statement of Additional Information provides additional information about the portfolio managers` compensation, other accounts managed by the portfolio managers, and the portfolio managers` ownership of fund shares.

  Africa & Middle East Fund  Joseph G. Rohm, Chairman, Ulle Adamson, Christopher D. Alderson, Paulina Amieva, S. Leigh Innes, Mark J. Lawrence, and Gonzalo Pangaro. Mr. Rohm has been chairman of the committee since 2009. He joined T. Rowe Price International in 2005 and his investment experience dates from 2000. Since joining the firm, he has served as an equity analyst and than a portfolio manager (beginning in 2009). Prior to joining the firm, he was an investment analyst with Insight Investments (beginning in 2002).

  Concentrated International Equity Fund   Federico Santilli, Chairman, Robert N. Gensler, M. Campbell Gunn, Raymond A. Mills, Anh Lu, Robert W. Smith, and Dean Tenerelli. Mr. Santilli has been chairman of the committee since the fund`s inception in 2010. He

  T. Rowe Price48

  joined T. Rowe Price International in 2001 and his investment experience dates from that time. Prior to managing the fund, he served as an investment analyst since joining T. Rowe Price International.

  Emerging Markets Equity Fund   Gonzalo Pangaro, Chairman, Christopher D. Alderson, Jose Costa Buck, Mark J.T. Edwards, S. Leigh Innes, Anh Lu, and Joseph G. Rohm. Mr. Pangaro became co-chairman in 2008 and has been sole chairman since 2009. He joined T. Rowe Price International in 1998 and his investment experience dates from 1991. He has served as a portfolio manager throughout the past five years.

  Global Equity Fund  Robert N. Gensler, Chairman, Jeffrey W. Arricale, R. Scott Berg, David J. Eiswert, M. Campbell Gunn, Kris H. Jenner, David M. Lee, Anh Lu, Daniel Martino, Joshua Nelson, Jason Nogueira, Charles M. Ober, Gonzalo Pangaro, and Robert W. Sharps. Mr. Gensler has been chairman of the committee since the fund`s inception in 2006. He joined T. Rowe Price Associates in 1993 and his investment experience dates from 1982. He joined T. Rowe Price International in 2005 and has served as a portfolio manager throughout the past five years.

  Global Large-Cap Equity Fund  R. Scott Berg, Chairman, Jeffrey W. Arricale, David J. Eiswert, Robert N. Gensler, M. Campbell Gunn, Kris H. Jenner, David M. Lee, Anh Lu, Daniel Martino, Joshua Nelson, Jason Nogueira, Charles M. Ober, Gonzalo Pangaro, and Robert W. Sharps. Mr. Berg has been chairman of the committee since the fund`s inception in 2008. He joined T. Rowe Price International in 2002 and his investment experience dates from that time. During the past five years, he has served as a research analyst and then a portfolio manager (beginning in 2008).

  International Core Equity Fund   Raymond A. Mills, Ph.D., Chairman, Robert N. Gensler, M. Campbell Gunn, Anh Lu, Gonzalo Pangaro, Frederick A. Rizzo, Sebastian Schrott, Robert W. Smith, Jonty Starbuck, and Christopher S. Whiteshouse. Mr. Mills has been chairman of the committee since the fund`s inception in 2010. He joined T. Rowe Price Associates in 1997 and his investment experience dates from that time. He joined T. Rowe Price International in 2000 and has served as a portfolio manager throughout the past five years.

  International Growth Equity Fund  Robert W. Smith, Chairman, Mark C.J. Bickford-Smith, Richard N. Clattenburg, David J. Eiswert, Robert N. Gensler, M. Campbell Gunn, Gonzalo Pangaro, Sebastian Schrott, and Dean Tenerelli. Mr. Smith has been chairman of the committee since 2007. He joined T. Rowe Price Associates in 1992 and his investment experience dates from 1987. He joined T. Rowe Price International in 2007 and has served as a portfolio manager throughout the past five years.

  The Management Fee

  Each fund pays the fund manager an annual investment management fee based on a percentage of the average daily asset value of the fund. Each fund`s fee is as follows: Africa & Middle East, 1.00%; Emerging Markets Equity, 1.10%; International Growth

  Equity, 0.70%; Concentrated International Equity, Global Equity, Global Large-Cap Equity, and International Core Equity 0.65%. Each fund calculates and accrues the fee daily. The expenses shown in the fee tables in Section 1 are generally based on a fund`s prior fiscal year. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fee tables.

  For the Emerging Markets Equity Fund, the management fee includes ordinary recurring operating expenses, but does not cover interest, taxes, brokerage, and nonrecurring or extraordinary items.

  For the Africa & Middle East Fund, in order to limit the fund`s expenses during its initial period of operations, T. Rowe Price International agreed (through February 28, 2011) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund`s ratio of expenses to average net assets to exceed 1.25%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the fund`s expense ratio is below 1.25%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.25%.

  For the Global Equity Fund, effective March 1, 2009, T. Rowe Price International agreed (through February 28, 2011) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund`s ratio of expenses to average net assets to exceed 0.75%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the fund`s expense ratio is below 0.75%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.75%.

  For the Global Large-Cap Equity Fund, in order to limit the fund`s expenses during its initial period of operations, T. Rowe Price International agreed (through February 28, 2011) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund`s ratio of expenses to average net assets to exceed 0.75%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the fund`s expense ratio is below 0.75%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.75%.

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  More Information About the Funds and Their Investment Risks

  For purposes of determining whether a particular country is considered a developed market or an emerging market, the funds use the designation set forth by MSCI Barra, a prominent provider of investment tools and data services for institutions worldwide. For purposes of determining whether a fund invests at least 80% of its net assets in a particular country or geographic region, or whether a fund invests at least 40% (at least 30% if market conditions are not favorable) of its net assets in companies outside the U.S., the fund uses a country assigned to a security by MSCI Barra or another unaffiliated third party data provider.

  Investing abroad increases the opportunities available to you. Some foreign countries may have greater potential for economic growth than the U.S. Emerging market and regional funds allow investors to seek potentially superior growth in the areas they view as most promising, but with commensurately higher risks. Investing a portion of your overall portfolio in foreign stock funds can enhance your diversification while providing the opportunity to increase long-term returns.

  The principal tools we use to try to reduce risk are intensive research and limiting exposure to any one industry or company. Currency hedging techniques may be used from time to time.

  Portfolio managers keep close watch on individual investments as well as on political and economic trends in each country and region. Holdings are adjusted according to the manager`s analysis and outlook.

  For the more diversified funds, the impact on a fund`s share price from a drop in the price of a particular stock is reduced by investing in many different companies. Likewise, the impact of unfavorable developments in a particular country is reduced when investments are spread among many countries.

  However, the economies and financial markets of countries in a certain region may be influenced heavily by one another and the global economy.

  As with all stock funds, a fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

  Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting these funds include the following:

  Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund`s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, fund attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.

  Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from selling or buying securities in that market.

  Trading in the underlying securities of the funds may take place in various foreign markets on certain days when the funds are not open for business and do not calculate net asset values. For example, the Africa & Middle East Fund invests in securities that trade in various foreign markets that are open on Sundays. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

  Emerging markets risk (Africa & Middle East and Emerging Markets Equity; other funds to a lesser degree)  Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East, and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and periodic episodes of hyperinflation and currency devaluations, particularly Russia and many Latin American nations, and more recently many Asian countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberaliza

  T. Rowe Price52

  tion, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. Fund performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, cause fund share prices to decline.

  These factors make investing in such countries significantly riskier than in other countries and any one of these could cause a fund`s share price to decline.

  Geographic risk (Africa & Middle East; Emerging Markets Equity to a lesser degree)  Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The economies and financial markets of certain regions — such as Latin America, Asia, and the Middle East—can be interdependent and may all decline at the same time.

  Nondiversified status (Africa & Middle East and Concentrated International Equity)  There is additional risk with a fund that is nondiversified and thus can invest more of its assets in a smaller number of companies. For example, poor performance by a single large holding of a fund would adversely affect fund performance more than if the fund were invested in a larger number of companies.

  Derivatives risk  A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation.

  As with any mutual fund, there can be no guarantee that the funds will achieve their objectives.

  Investment Policies and Practices

  This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

  Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." Portfolio managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of a change in the funds` policy requiring it to normally invest at least 80% of its assets in stocks or a particular geographic area, as the case may be.

  Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

  Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund`s securities may change after they are purchased, and this may cause the amount of a fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time it was made (this exception does not apply to a fund`s borrowing policy). However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

  Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

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  Types of Portfolio Securities

  In seeking to meet their investment objectives, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with their investment programs. The following pages describe various types of fund securities and investment management practices.

  Diversification  With the exception of the Africa & Middle East and Concentrated International Equity, as a fundamental policy, each fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by each fund.

  Nondiversified Statusxd1 Africa & Middle East and Concentrated International Equity

  Each fund is a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund, which may subject the fund to greater risk with respect to its portfolio securities and greater volatility with respect to its share price.

  Each fund, however, intends to qualify as a "regulated investment company" under the Internal Revenue Code. As a result, each fund must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, no more than 5% of its total assets is invested in the securities of a single issuer and not more than 10% of the voting securities of any issuer are held by the fund. With respect to the remaining 50% of fund assets, no more than 25% may be invested in a single issuer.

  All funds

  Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

  Common and Preferred Stocks

  Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stocks, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, a fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. The funds may purchase American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are certificates evidencing ownership of shares of a foreign issuer. ADRs and GDRs trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities.

  Convertible Securities and Warrants

  Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

  Participation Notes (P-notes)

  The funds may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

  Operating policy  For the Africa & Middle East Fund, there is no limit on fund investments in P-notes. For all other funds, investments in P-notes are limited to 20% of total assets.

  Fixed Income Securities

  From time to time, a fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as "junk" bonds. These securities would be purchased in companies that meet fund investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or "junk bonds," can be more volatile and have greater risk of default than investment-grade bonds.

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  Operating policy  Fund investments in below investment-grade bonds are limited to 10% of total assets for the Africa & Middle East and Emerging Markets Equity Funds and 5% of total assets for the Concentrated International Equity, Global Equity and Global Large-Cap Equity Funds. Fund investments in convertible securities are not subject to these limits.

  Futures and Options

  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing a fund`s exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indices.

  Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

  Operating policies  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Hybrid Instruments

  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

  Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

  Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

  Investments in Other Investment Companies

  A fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.

  A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company`s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund`s objective and investment program.

  The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund`s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their potential lack of liquidity could result in their having greater volatility.

  As a shareholder of an investment company not sponsored by T. Rowe Price, the fund must pay its pro-rata share of that investment company`s fees and expenses. The fund`s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940.

  A fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund`s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class, and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other T. Rowe Price mutual funds concentrate their investments include high yield bonds, floating rate loans, international bonds, emerging market bonds, and emerging market stocks. If the fund invests in another T. Rowe Price fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

  Illiquid Securities

  Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business within seven days at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale

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  restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and a fund may only be able to sell such securities at prices substantially less than what it believes they are worth.

  Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

  Types of Investment Management Practices

  Reserve Position

  A certain portion of fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of one or both of the T. Rowe Price internal money funds, the T. Rowe Price Government Reserve Investment Fund or the T. Rowe Price Reserve Investment Fund (which do not charge any management fees); 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund`s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund`s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

  Foreign Currency Transactions

  The funds will normally conduct their foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The funds will generally not enter into a forward contract with a term greater than one year.

  The funds will generally enter into forward foreign currency exchange contracts only under two circumstances. First, a fund may "lock in" the U.S. dollar price of the security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the funds` portfolio securities denominated in such foreign currency. Under unusual circumstances, a fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International will consider the effect such a commitment to forward contracts would have on each fund`s investment program and the flexibility of each fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and fund total return could be adversely affected as a result.

  There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

  Tax Consequences of Hedging

  Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid are classified as capital gains or ordinary income.

  Borrowing Money and Transferring Assets

  A fund may borrow from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

  Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

  Operating policy  A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

  Lending of Portfolio Securities

  A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as expected.

  Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

  Portfolio Turnover

  Turnover is an indication of frequency of trading. A fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time a fund purchases or sells a security, it incurs a cost. This cost is reflected in its net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on a fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The funds` portfolio turnover rates (except for Concentrated International Equity and International Core Equity) are shown in the Financial Highlights table.

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  Disclosure of Fund Portfolio Information

  Each fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission within 60 days of the fund`s first and third fiscal quarter-end. Beginning in December 2010, money funds will file detailed month-end portfolio holdings information with the Securities and Exchange Commission on Form N-MFP within five business days after each month. Such information will be made available to the public 60 days after the end of the month to which the information pertains. In addition, each fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the funds. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. Money funds also disclose their month-end portfolio holdings on troweprice.com five business days after each month. The quarter-end portfolio holdings will remain on the website for one year and the month-end money fund portfolio holdings will remain on the website for six months. Each fund also discloses its 10 largest holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets that these 10 holdings represent. Each monthly top 10 list will remain on the website for six months. A description of the funds` policies and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

  Financial Highlights

  The Financial Highlights table, which provides information about each fund`s (except for Concentrated International Equity and International Core Equity) financial history, is based on a single share outstanding throughout the periods shown. (The portion of the Financial Highlights table that relates to the International Growth Equity Fund reflects the fund`s financial history while it was named the T. Rowe Price Institutional Foreign Equity Fund.) Each fund`s section of the table is part of each fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual reports were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.

  Financial Highlights
	4/30/08* through 10/31/08**	Year Ended 10/31/09**
Africa & Middle East Fund

Net asset value,beginning of period	$10.00	$4.95
Income From Investment Operations
Net investment income	0.01a	0.11a
Net gains or losses on securities (both realized and unrealized)	(5.06)	0.37
Total from investment operations	(5.05)	0.48
Less Distributions
Dividends (from net investment income)	—	(0.01)
Distributions (fromcapital gains)	—	—
Returns of capital	—	—
Total distributions	—	(0.01)
Redemption fees addedto paid in capital	—	—
Net asset value,end of period	$4.95	$5.42
Total return	(50.50)%a	9.75%a
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$60,384	$75,572
Ratio of expenses to average net assets	1.25%a,b	1.25%a
Ratio of net income to average net assets	0.21%a,b	2.61%a
Portfolio turnover rate	37.9%	121.7%

  *Inception date.

  **Per share amounts calculated using average shares outstanding method.

  a Excludes expenses in excess of a 1.25% contractual expense limitation in effect through February 28, 2011.

  b Annualized.

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  Financial Highlights (continued)(Continued)
	Year ended October 31
Emerging Markets Equity Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$16.61	$22.72	$29.09	$46.69	$16.08
Income From Investment Operations
Net investment income	0.28	0.26	0.39	0.63	0.18
Net gains or losses on securities (both realized and unrealized)	6.32	6.96	19.27	(26.44)	9.30
Total from investment operations	6.60	7.22	19.66	(25.81)	9.48
Less Distributions
Dividends (from net investment income)	(0.07)	(0.18)	(0.27)	(0.35)	(0.50)
Distributions (fromcapital gains)	(0.42)	(0.67)	(1.79)	(4.45)	—
Returns of capital	—	—	—	—	—
Total distributions	(0.49)	(0.85)	(2.06)	(4.80)	(0.50)
Net asset value,end of period	$22.72	$29.09	$46.69	$16.08	$25.06
Total return	40.54%	32.52%	71.59%	(61.18)%	61.10%
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$119,150	$178,138	$312,675	$256,448	$399,151
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net income to average net assets	1.38%	0.95%	1.14%	2.00%	0.96%
Portfolio turnover rate	57.4%	57.0%	49.9%	37.5%	43.5%

  *Per share amounts calculated using average shares outstanding method.

  Financial Highlights (continued)(Continued)
	Year ended October 31
Foreign Equity Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$14.19	$16.59	$19.46	$24.39	$11.94
Income From Investment Operations
Net investment income	0.24	0.26	0.31	0.29	0.30
Net gains or losses on securities (both realized and unrealized)	2.42	3.16	4.97	(12.46)	4.14
Total from investment operations	2.66	3.42	5.28	(12.17)	4.44
Less Distributions
Dividends (from net investment income)	(0.26)	(0.49)	(0.33)	(0.28)	(0.23)
Distributions (fromcapital gains)	—	(0.06)	(0.02)	—	—
Returns of capital	—	—	—	—	—
Total distributions	(0.26)	(0.55)	(0.35)	(0.28)	(0.23)
Net asset value,end of period	$16.59	$19.46	$24.39	$11.94	$16.15
Total return	18.95%	21.07%	27.50%	(50.43)%	37.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$255,399	$212,092	$163,836	$48,732	$57,464
Ratio of expenses to average net assets	0.78%	0.84%	0.89%	1.02%	1.34%
Ratio of net income to average net assets	1.56%	1.41%	1.44%	1.42%	2.37%
Portfolio turnover rate	56.2%	66.1%	73.7%	71.9%	61.4%

  *Per share amounts calculated using average shares outstanding method.

  T. Rowe Price64

  Financial Highlights (continued)(Continued)
	6/30/06* through 10/31/06**	Year Ended October 31
Global Equity Fund		2007**	2008**	2009**

Net asset value,beginning of period	$10.00	$10.73	$14.08	$6.66
Income From Investment Operations
Net investment income	0.01a	0.07a	0.11a	0.18a
Net gains or losses on securities (both realized and unrealized)	0.72	3.46	(7.38)	1.51
Total from investment operations	0.73	3.53	(7.27)	1.69
Less Distributions
Dividends (from net investment income)	—	(0.04)	—	(0.17)
Distributions (fromcapital gains)	—	(0.14)	(0.15)	—
Returns of capital	—	—	—	—
Total distributions	—	(0.18)	(0.15)	(0.17)
Redemption fees addedto paid in capital	—	—	—	—
Net asset value,end of period	$10.73	$14.08	$6.66	$8.18
Total return	7.30%a	33.31%a	(52.17)%a	26.26%a
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$2,146	$5,977	$100,214	$178,590
Ratio of expenses to average net assets	0.75%a,b	0.75%a	0.75%a	0.75%a
Ratio of net income to average net assets	0.29%a,b	0.54%a	0.99%a	2.62%a
Portfolio turnover rate	127.6%b	138.0%	168.3%	91.1%

  *Inception date.

  **Per share amounts calculated using average shares outstanding method.

  a Excludes expenses in excess of a 0.75% contractual expense limitation in effect through February 28, 2011.

  b Annualized.

  Financial Highlights (continued)(Continued)
	10/27/08* through 10/31/08**	Year Ended 10/31/09**
Global Large-Cap Equity Fund

Net asset value,beginning of period	$10.00	$12.20
Income From Investment Operations
Net investment income	2.20	0.17b
Net gains or losses on securities (both realized and unrealized)	—	4.62
Total from investment operations	2.20	4.79
Less Distributions
Dividends (from net investment income)	—	(0.01)
Distributions (fromcapital gains)	—	(0.12)
Returns of capital	—	—
Total distributions	—	(0.13)
Redemption fees addedto paid in capital	—	—
Net asset value,end of period	$12.20	$16.86
Total return	22.00%	39.70%b
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$6,102	$22,523
Ratio of expenses to average net assets	0.71%a	0.75%b
Ratio of net income to average net assets	1.28%a	1.26%b
Portfolio turnover rate	5.5%	128.5%

  *Inception date.

  **Per share amounts calculated using average shares outstanding method.

  a Annualized.

  b Excludes expenses in excess of a 0.75% contractual expense limitation in effect through February 28, 2011.

  T. Rowe Price66

  Account Requirements and Transaction Information

  If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

  Tax Identification
  Number

  We must have your correct tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions and may subject you to an Internal Revenue Service fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s net asset value on the redemption date.

  Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Financial Institution Services promptly.

  Opening a New Account

  $1,000,000 minimum initial investment

  Important Information About Opening an Account

  Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

  When you open an account for an entity, you will be required to provide the entity`s name, street address, and tax identification number as well as your name, residential street address, date of birth, and Social Security number as the person opening the account on behalf of the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified

  4

  Investing With T. Rowe Price

  copy of the trust agreement or power of attorney to open an account. For more information, call Financial Institution Services.

  We will use this information to verify the identity of the entity and person opening the account. We will not be able to open the account for the entity until we receive all of this information. If we are unable to verify the identity of the entity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

  Note: Shares may generally only be purchased and held by institutional investors with a U.S. address. Institutional investors typically include banks, pension plans, and trust and investment companies. T. Rowe Price will not generally authorize the transfer of ownership from an institutional to a noninstitutional account. Shares held by noninstitutional accounts are subject to involuntary redemption at any time.

  All initial and subsequent investments must be made by bank wire.

  By Wire

  Call Financial Institution Services at 1-800-638-8797 for an account number, assignment to a dedicated service representative, and wire transfer instructions.

  In order to obtain an account number, you must supply the name, Social Security or employer identification number, and business street address for the account.

  Complete a New Account Form and mail it, with proper documentation identifying your firm, to one of the appropriate T. Rowe Price addresses listed under By Mail.

  Note: Investment will be made, but services may not be established and Internal Revenue Service penalty withholding may occur until we receive a signed New Account Form.

  T. Rowe Price68

  Purchasing Additional Shares

  No minimum for additional purchases

  By Wire

  Call Financial Institution Services or access troweprice.com for wire transfer instructions.

  Exchanging and Redeeming Shares

  Exchange Service

  You can move money from one account to an existing, identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. For exchange policies, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

  Redemptions

  Redemption proceeds can be mailed to your account address, sent by Automated Clearing House transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large purchase and redemption requests initiated through automated services, including the National Securities Clearing Corporation, may be rejected and, in such instances, the transaction must be placed by contacting a service representative.

  If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

  Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

  For redemptions by electronic transfer, please see Information About Your Services.

  By Mail

  For each account involved, provide the account name and number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below to avoid a delay in processing your transaction:

  via U.S. Postal Service

  T. Rowe Price Financial Institution Services
  P.O. Box 17300
  Baltimore, MD 21297-1603

  via private carriers/overnight services

  T. Rowe Price Financial Institution Services
  Mail Code: OM-4232
  4515 Painters Mill Road
  Owings Mills, MD 21117

  Rights Reserved by the Funds

  T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for

  T. Rowe Price70

  money funds, to suspend redemptions and postpone the payment of proceeds to facilitate an orderly liquidation of the fund.

  information about your Services

  If your account has no activity in it for a certain period of time, T. Rowe Price may be required to transfer your account to the appropriate state under its abandoned property laws.

  Financial Institution Services
  1-800-638-8797

  Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form, you avoid having to complete a separate form at a later time and obtain a signature guarantee. This section discusses some of the services currently offered.

  Retirement Plans

  We offer a wide range of plans for institutions and large and small businesses, including: SEP-IRAs, SIMPLE IRAs, 401(k)s, and 403(b)(7)s. For information on these retirement plans, please call our Trust Company at 18004927670.

  Telephone Services

  Buy, sell, or exchange shares by calling one of our service representatives.

  Electronic Transfers

  Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

  For information

  Financial Institution Services

  1-800-638-8797 toll free
  410-581-7290 in Baltimore

  A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-8797. These documents are available through troweprice.com.

  Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the Securities and Exchange Commission`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

  1940 Act File No. 811-5833

  C100-040 10/29/10